Exhibit 10(d)



                                AWARD CERTIFICATE



                          Restricted Stock Units Award
                                 (United States)


                           This certifies that [name]

           is granted an Award of **[number]* Restricted Stock Units, each Restricted Stock Unit representing the right to receive one share of
       Common Stock, no par value, of Darden Restaurants, Inc., a Florida corporation, on the vesting date or dates shown below.

      Social Security Number:
      Grant Date:                                                 _______, 200_
      Vesting Date[s]:                        [________, ____][vesting schedule]
      Vesting Date subject to acceleration
      based on Company performance as set forth
      in the attached Agreement:                             Yes ____   No _____
      Awarded (subject to forfeiture)subject
      to the Darden Restaurants, Inc.
      Management and Professional Incentive              Yes ____   No _____
            Plan:


This Restricted Stock Units Award is governed by, and subject in all respects to, the terms and conditions of the Restricted Stock Units Award Agreement, a copy of which is attached to and made a part of this document, and the Darden Restaurants, Inc. 2002 Stock Incentive Plan, a copy of which is available upon request. This Award Certificate has been duly executed, by manual or facsimile signature, on behalf of Darden Restaurants, Inc.

   [signature]                                               [signature]

Chairman of the Board    DARDEN RESTAURANTS, INC.       Senior Vice President
Chief Executive Officer                            General Counsel and Secretary



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                            DARDEN RESTAURANTS, INC.
                            2002 STOCK INCENTIVE PLAN


                     RESTRICTED STOCK UNITS AWARD AGREEMENT
                                 (United States)

     This Restricted Stock Units Award Agreement is between Darden Restaurants, Inc., a Florida corporation (the "Company"), and you, the person named in the attached Award Certificate who is an employee of the Company or one of its Affiliates. This Agreement is effective as of the date of grant set forth in the attached Award Certificate (the "Grant Date").

     The Company wishes to award to you a number of Restricted Stock Units, each Restricted Stock Unit representing the right to receive one share of the Company's Common Stock, no par value (the "Common Stock"), subject to certain restrictions as provided in this Agreement, in order to carry out the purpose of the Company's 2002 Stock Incentive Plan (the "Plan").

     Accordingly, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and you hereby agree as follows:

     1.   Award of Restricted Stock Units.

     The Company hereby grants to you, effective as of the Grant Date, an Award of Restricted Stock Units for that number of Units set forth in the attached Award Certificate (the "Restricted Stock Units"), on the terms and conditions set forth in this Agreement and the Award Certificate and in accordance with the terms of the Plan.

     2.   Rights with Respect to the Restricted Stock Units.

     (a) The Restricted Stock Units granted pursuant to the attached Award Certificate and this Agreement do not and shall not give you any of the rights and privileges of a shareholder of Common Stock. Your rights with respect to the Restricted Stock Units shall remain forfeitable at all times prior to the date or dates on which such rights become vested, and the restrictions with respect to the Restricted Stock Units lapse, in accordance with Section 3, 4 or 5 hereof.

     (b) As long as you hold Restricted Stock Units granted pursuant to the attached Award Certificate and this Agreement, the Company shall make a cash payment to you, on each date that the Company pays a cash dividend to holders of Common Stock generally, in the amount equal to the dollar amount of the cash dividend paid per share of Common Stock on such date multiplied by the number of Restricted Stock Units subject to this Award, less any tax withholding amount applicable to such payment.

     3.   Vesting.

     (a) Subject to the terms and conditions of this Agreement, the Restricted Stock Units shall vest, and the restrictions with respect to the Restricted Stock Units shall lapse, on the date


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or  dates  and in the  amount  or  amounts  set  forth  in  the  attached  Award
Certificate if you remain continuously employed by the Company or an Affiliate of the Company until the respective vesting dates.

     (b) If,  but only if, the Award  Certificate  attached  to this  Restricted
Stock Units Award Agreement states that the Vesting Date is subject to acceleration based on Company performance, then the following provisions will apply:

          (i) The Restricted Stock Units shall vest, and the restrictions with respect to the Restricted Stock Units shall lapse, annually following the end of each of the first five fiscal years ending after the Grant Date, in an amount equal to [insert formula.]

          (ii)  [Insert definition for formula.]

          (iii) [Insert definition for formula.]

          (iv) The calculations under this Section 3(b) shall be made on or before the June 30 immediately following the end of the applicable fiscal year and any accelerated vesting resulting from such calculations shall be effective as of that June 30.

          (v) The Committee administering the Plan shall have the authority to make any determinations regarding questions arising from the application of the provisions of this Section 3(b), which determination shall be final, conclusive and binding on you and the Company.

     4.  Change of Control.

     Notwithstanding the vesting provisions contained in Section 3 above, but subject to the other terms and conditions in this Agreement, upon the occurrence of a Change of Control (as defined below) you shall become immediately and unconditionally vested in all Restricted Stock Units and the restrictions with respect to all of the Restricted Stock Units shall lapse. For purposes of this Agreement, "Change of Control" shall mean any of the following events:

     (a) any person (including a group as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) becomes, directly or indirectly, the beneficial owner of 20% or more of the shares of the Company entitled to vote for the election of directors;

     (b) as a result of or in connection with any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Company just prior to such event cease to constitute a majority of the Company's Board of Directors; or

     (c) the shareholders of the Company approve an agreement providing for a transaction in which the Company will cease to be an independent publicly-owned corporation or a sale or other disposition of all or substantially all of the assets of the Company.

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

     5.  Early Vesting; Forfeiture.

     (a) If you cease to be employed by the Company or an Affiliate of the Company prior to the vesting of the Restricted Stock Units pursuant to Section 3 or 4 hereof, your rights to all of the unvested Restricted Stock Units shall be immediately and irrevocably forfeited, including the right to receive cash payments pursuant to Section 2(b) hereof, except that:

          (i) if the Company or an Affiliate of the Company terminates your employment involuntarily and not for cause (as determined by the Committee administering the Plan) prior to the vesting of the Restricted Stock Units pursuant to Section 3 or 4 hereof, and your combined age and years of service with the Company or an Affiliate of the Company equal at least 70, then any Restricted Stock Units that have not vested on the date of your termination of employment but that would have vested within two years from the date of termination if your employment had continued shall become immediately vested on the date of your termination of employment;

          (ii) if you retire on or after age 55 with 10 years of service with the Company or an Affiliate of the Company, prior to the vesting of the Restricted Stock Units pursuant to Section 3 or 4 hereof, you will continue to vest in the Restricted Stock Units as set forth in the Award Certificate; or

          (iii) if you die prior to the vesting of the Restricted Stock Units pursuant to Section 3, 4 or 5 hereof, the Restricted Stock Units will vest on a pro rata basis on the date of your death, based on the number of full months from the Grant Date to the date of your death. No transfer by will or the applicable laws of descent and distribution of any Restricted Stock Units which vest by reason of your death shall be effective to bind the Company unless the Committee administering the Plan shall have been furnished with written notice of such transfer and a copy of the will or such other evidence as the Committee may deem necessary to establish the validity of the transfer.

     (b) If the Award Certificate attached to this Restricted Stock Units Award Agreement states that this Restricted Stock Units Award has been awarded subject to the Darden Restaurants, Inc. Management and Professional Incentive Plan (the "MIP"), then this Restricted Stock Units Award shall be cancelled, forfeited and returned to the Company unless all of the requirements set forth in the MIP for the year to which the grant of this Restricted Stock Units Award relates are satisfied.

     6.   Restriction on Transfer.

     Until the Restricted Stock Units vest pursuant to Section 3, 4 or 5 hereof, none of the Restricted Stock Units may be sold, assigned, transferred, pledged, attached or otherwise encumbered, and no attempt to transfer the Restricted Stock Units, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest or right in or with respect to the Restricted Stock Units.

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     7.   Conversion of Restricted Stock Units; Issuance of Common Stock.

     No shares of Common Stock shall be issued to you prior to the date on which the applicable Restricted Stock Units vest, in accordance with the terms and conditions of the attached Award Certificate and this Award Agreement. After any Restricted Stock Units vest pursuant to Section 3, 4 or 5 hereof, the Company shall promptly cause to be issued in your name one share of Common Stock for each Restricted Stock Unit. Following payment of the applicable withholding taxes pursuant to Section 9 hereof, the Company shall promptly cause the shares of Common Stock (less any shares withheld to pay taxes) to be delivered, either by book-entry registration or in the form of a certificate or certificates, registered in your name or in the names of your legal representatives, beneficiaries or heirs, as the case may be. The Company will not deliver any fractional share of Common Stock but will pay, in lieu thereof, the Fair Market Value of such fractional share of Common Stock.

     8.   Adjustments.

     In the event that the Committee administering the Plan shall determine that any dividend or other distribution (whether in the form of cash, shares of Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares or other securities of the Company, issuance of warrants or other rights to purchase shares or other securities of the Company or other similar corporate transaction or event affects the Common Stock such that an adjustment of the Restricted Stock Units is determined by the Committee administering the Plan to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the attached Award Certificate and this Agreement, then the Committee shall, in such manner as it may deem equitable, in its sole discretion, adjust any or all of the number and type of shares subject to the Restricted Stock Units.

     9.   Taxes.

     (a) You acknowledge that you will consult with your personal tax advisor regarding the income tax consequences of the grant of the Restricted Stock Units, the receipt of cash payments pursuant to Section 2(b) hereof, the vesting of the Restricted Stock Units and the receipt of shares of Common Stock, and any other matters related to this Agreement. In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are your sole and absolute responsibility, are withheld or collected from you.

     (b) In accordance with the terms of the Plan, and such rules as may be adopted by the Committee administering the Plan, you may elect to satisfy any applicable tax withholding obligations arising from the vesting of the Restricted Stock Units and the corresponding receipt of shares of Common Stock by (i) delivering cash (including check, draft, money order or wire transfer made payable to the order of the Company), (ii) having the Company withhold a portion of the shares of Common Stock otherwise to be delivered having a Fair Market Value equal to the amount of such taxes, or (iii) delivering to the Company shares of Common Stock having a

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



Fair Market Value equal to the amount of such taxes. The Company will not deliver any fractional share of Common Stock but will pay, in lieu thereof, the Fair Market Value of such fractional share of Common Stock. Your election must be made on or before the date that the amount of tax to be withheld is determined.

     10.  General Provisions.

     (a) Interpretations. This Agreement is subject in all respects to the terms of the Plan. A copy of the Plan is available upon your request. Terms used herein which are defined in the Plan shall have the respective meanings given to such terms in the Plan, unless otherwise defined herein. In the event that any provision of this Agreement is inconsistent with the terms of the Plan, the terms of the Plan shall govern. Any question of administration or interpretation arising under this Agreement shall be determined by the Committee administering the Plan, and such determination shall be final, conclusive and binding upon all parties in interest.

     (b) No Right to Employment. Nothing in this Agreement or the Plan shall be construed as giving you the right to be retained as an employee of the Company or any Affiliate of the Company. In addition, the Company or an Affiliate of the Company may at any time dismiss you from employment, free from any liability or any claim under this Agreement, unless otherwise expressly provided in this Agreement.

     (c) Reservation of Shares. The Company shall at all times prior to the vesting of the Restricted Stock Units reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Agreement.

     (d) Securities Matters. The Company shall not be required to deliver any shares of Common Stock until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

     (e) Headings. Headings are given to the sections and subsections of this Agreement solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Agreement or any provision hereof.

     (f) Governing Law. The internal law, and not the law of conflicts, of the State of Florida will govern all questions concerning the validity, construction and effect of this Agreement.

     (g) Notices. You should send all written notices regarding this Agreement or the Plan to the Company at the following address:

                            Darden Restaurants, Inc.
                      Supervisor, Stock Compensation Plans
                             5900 Lake Ellenor Drive
                                Orlando, FL 32809

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


     (h) Award Certificate. This Restricted Stock Units Award Agreement is attached to and made a part of an Award Certificate and shall have no force or effect unless such Award Certificate is duly executed and delivered by the Company to you.

                                 * * * * * * * *